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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated February 23, 2001 included in this Form 10-K. It should be noted that we have not audited any financial statements of the company subsequent to December 31, 2000 or performed any audit procedures subsequent to the date of our report.


                                       /s/  ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 11, 2002